Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

Dated May 25, 2012

among

MOLYCORP, INC.,

THE GUARANTORS PARTY HERETO

and

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into this 25th day of May, 2012, among Molycorp, Inc., a Delaware corporation (the “Company”), each domestic subsidiary of the Company identified as a Guarantor on the signature pages hereto (the “Guarantors”) and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers listed in Schedule I to the Purchase Agreement referred to below (collectively, the “Initial Purchasers”).

This Agreement is made pursuant to the Purchase Agreement dated May 18, 2012, among the Company, the Guarantors and the Initial Purchasers (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $650,000,000 principal amount of the Company’s 10% Senior Secured Notes Due 2020 (the “Notes”).  The obligations of the Company pursuant to the Notes are unconditionally guaranteed, jointly and severally, on a secured basis (subject to certain exceptions) by the Guarantors (such guarantees, the “Guarantees”, and the Notes together with the Guarantees, the “Initial Securities”).  In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution of this Agreement is a condition to the closing of the transactions contemplated under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.             Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean May 25, 2012.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Transfer Restricted Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Securities” shall mean the 10% Senior Secured Notes due 2020 issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Initial Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Initial Securities or, if no such interest has been paid, from May 25, 2012 and (ii) the Exchange Securities will not contain restrictions on transfer or restrictive legends), to be offered to Holders of Transfer Restricted Securities in exchange for Transfer Restricted Securities pursuant to the Exchange Offer.

“Guarantors” has the meaning set forth in the preamble and shall also include each Guarantor’s successors.

“Holder” shall mean the Initial Purchasers, for so long as they own any Transfer Restricted Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers (as defined in Section 4(a)).

“Indenture” shall mean the Indenture relating to the Initial Securities dated as of May 25, 2012, among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof, and pursuant to which the Exchange Securities shall be issued.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent Holders of Transfer Restricted Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Transfer

Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, joint venture, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation:  (i) all SEC, stock exchange or Financial Industry Regulatory Authority, Inc. (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, but excluding (A) fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders, (B) underwriting discounts and commissions and (C) transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-

effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(c) of this Agreement which covers all of the Transfer Restricted Securities (but no other securities unless approved by the Holders whose Transfer Restricted Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Transfer Restricted Securities” means each Initial Security until (i) the date on which such Initial Security is exchanged in the Exchange Offer by a person other than a broker-dealer for an Exchange Security, (ii) following the exchange by a broker-dealer in the Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which such Initial Security shall cease to be outstanding.

“Trustee” shall mean the trustee with respect to the Initial Securities under the Indenture and its successors.

“Underwriter” shall have the meaning set forth in Section 3 hereof.

“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Transfer Restricted Securities are sold to an Underwriter for reoffering to the public.

2.         Registration Under the 1933 Act.

(a)           To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company and the Guarantors shall (i) prepare and within 180 days of the Closing Date, file with the SEC an Exchange Offer Registration Statement with respect to an offer by the Company to the Holders to exchange all of the Transfer

Restricted Securities for Exchange Securities to be issued and delivered by the Company and the Guarantors, (ii) use their respective commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective at the earliest possible time and in any event within 270 days following the Closing Date (the “Effectiveness Deadline”), (iii) use their respective commercially reasonable efforts to (A) cause the Exchange Offer Registration Statement to be effective continuously to the extent required under this Agreement, (B) to keep each Exchange Offer open for a period (the “Exchange Period”) of not less than 30 days and (C) cause the Exchange Offer to be consummated no later than the 40th day after the Exchange Offer Registration Statement is declared effective by the Commission (the “Consummation Deadline”).

(b)                                 The Company and the Guarantors shall commence the Exchange Offer by sending the related Exchange Offer Prospectus and accompanying documents to each Holder, through the common depositary for the Transfer Restricted Securities or otherwise, stating, in addition to such other disclosures as are required by applicable law:

(i)    that the Exchange Offer is being made pursuant to this Agreement and that all Transfer Restricted Securities validly tendered and not validly withdrawn will be accepted for exchange on the Exchange Dates (as defined below);

(ii)   the dates of acceptance for exchange (which shall be no earlier than the close of business on the final day of the Exchange Period) (the “Exchange Dates”);

(iii)  that any Transfer Restricted Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

(iv)  that Holders electing to have a Transfer Restricted Security exchanged pursuant to the Exchange Offer will be required to surrender such Transfer Restricted Security, together with the letters of transmittal and other documents customarily required in connection with an exchange offer and identified to the Holders, to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date; and

(v)   that Holders will be entitled to withdraw their election to exchange their Transfer Restricted Securities in the Exchange Offer, not later than the close of business on the last Exchange Date, by sending to the institution and at the address specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing, in whole or in part, such Holder’s election to have such Transfer Restricted Securities exchanged.

As a condition to participating in the Exchange Offer, each Holder will be required to represent to the Company and the Guarantors prior to the consummation of the Exchange Offer (which representation may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities in violation of the provisions of the 1933 Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the 1933 Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Transfer Restricted Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)        accept for exchange any and all Transfer Restricted Securities or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer; and

(ii)       deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Company and the Guarantors and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, through the common depositary for the Exchange Securities or otherwise, Exchange Securities equal in principal amount to the principal amount of the Transfer Restricted Securities surrendered by such Holder.

The Company and the Guarantors shall comply in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer.  The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC; (ii) no action or proceeding against the Company or the Guarantors shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company and the Guarantors to proceed with the Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company and the Guarantors and (iii) all governmental approvals that the Company and the Guarantors deem necessary for the consummation of the Exchange Offer shall have been obtained. Upon the request of the Initial Purchasers, the Company and the Guarantors shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

(c)                                  If, (i) because of any change in applicable law or in interpretations thereof by the Staff of the SEC, the Company and the Guarantors are not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, (ii) the Exchange Offer is not consummated by the 270th day after the Closing Date, (iii) any Initial Purchaser so requests with respect to Initial Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer or (iv) a Holder is not eligible to participate in the Exchange Offer or, in the case of any Holder (other than an exchanging broker-dealer) that participates in the Exchange Offer and does not receive freely transferable Exchange Securities on the date of the exchange and so requests, then in the case of each of clauses (i) through (iv) (each such event a “Triggering Event”), the Company and the Guarantors shall, at their cost:

(1)           file with the SEC a Shelf Registration Statement to register for public resale the Transfer Restricted Securities held by any such Holder within 60 days after the earliest date on which a Triggering Event occurs;

(2)           use their respective commercially reasonable efforts to have such Shelf Registration Statement declared effective (or be automatically effective) no later than 120 days after the earliest date on which a Triggering Event occurs; and

(3)           subject to Sections 2(g) and 3(f) hereof, use their respective commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for a period of one year from the date the Shelf Registration Statement is declared effective by the SEC (or is automatically effective), or such shorter period that will terminate when all of the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding.  The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their respective commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.  At the request of the Holders of Transfer Restricted Securities, the Company and the Guarantors agree to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC (other than any document which amends or supplements such Shelf Registration Statement because it is incorporated therein by reference).

(d)                                 The Company and the Guarantors shall pay all Registration Expenses in connection with any registration required pursuant to Section 2(a) and Section 2(c).  Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to any Shelf Registration Statement.

(e)                                  An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(c) hereof will not be deemed to have become effective unless it has been declared effective by the SEC (or is automatically effective); provided, however, that, if, after it has been declared effective (or is automatically effective), the offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.

(f)                                   In the event that (i) the Company and the Guarantors fail to file the Exchange Offer Registration Statement within 180 days of the Closing Date, (ii) the Company and the Guarantors fail to file a Shelf Registration Statement within 60 days of the earliest occurrence of any Triggering Event, (iii) the Exchange Offer Registration Statement is not declared effective prior to the Effectiveness Deadline, (iv) the Shelf Registration Statement is not declared effective (or is not automatically effective) on or prior to the 120th day following the earliest occurrence of any Triggering Event, (v) the Exchange Offer is not consummated on or prior to the Consummation Deadline or (vi) subject to Sections 2(g) and 3(f) hereof, a Shelf Registration Statement applicable to such Transfer Restricted Securities is declared effective (or is automatically effective) as required but thereafter ceases to be effective or useable in connection with resales of the Transfer Restricted Securities for more than 60 calendar days in the aggregate in any twelve-month period (each such event referred to in clauses (i) through (vi), a “Registration Default”), the Company and the Guarantors agree to pay additional interest over and above the interest set forth in the title of the Initial Securities (“Additional Interest”), payable in cash, on such Transfer Restricted Securities from and including the date on which any Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90-day period.  The amount of Additional Interest shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of 1.0% per annum.  The Company and the Guarantors shall not be required to pay Additional Interest for more than one Registration Default at any given time.

(g)                                  Notwithstanding anything to the contrary in this Agreement, the Company, upon notice to the Holders, may suspend the use of the Prospectus included in any Shelf Registration Statement in the event that and for a period of time (the “Blackout Period”) not to exceed an aggregate of 60 days in any twelve-month period if (1) the Board of Directors of the Company determines that the disclosure of any event at such time could reasonably be expected to have a material adverse effect on the business, operations or prospects of the Company or the Guarantors or (2) the disclosure otherwise relates to a material business transaction which has not been publicly disclosed and the Board of Directors of the Company determines that any such disclosure would jeopardize the success of such transaction; provided, that, upon the termination of such Blackout Period, the Company promptly shall notify the Holders that such Blackout Period has been terminated.

3.         Registration Procedures.

In connection with the obligations of the Company and the Guarantors with respect to any Registration Statement pursuant to Section 2 hereof, the Company shall as promptly as practicable and to the extent specified in this Agreement:

(a)                                 prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf

Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b)                                 prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act;

(c)                                  to keep each Prospectus current during the period described under Section 4(3) of, and Rule 174 under, the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Transfer Restricted Securities or Exchange Securities;

(d)                                 in the case of a Shelf Registration, upon written request, furnish to any Holder of Transfer Restricted Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to any Underwriter of an Underwritten Offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto (other than any document which amends or supplements such Prospectus because it is incorporated therein by reference) and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Transfer Restricted Securities; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities and any such Underwriters in connection with the offering and sale of the Transfer Restricted Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(e)                                  use their respective commercially reasonable efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC (or is automatically effective), to cooperate with such Holders in connection with any filings required to be made with the FINRA and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of the Transfer

Restricted Securities owned by such Holder; provided, however, that neither the Company nor the Guarantors shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(f)                                   in the case of a Shelf Registration, notify each Holder of Transfer Restricted Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such notification in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Company and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company and the Guarantors receive any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company and the Guarantors that a post-effective amendment to a Registration Statement would be appropriate;

(g)                                  use respective commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable and provide prompt notice to each Holder of the withdrawal of any such order;

(h)                                 in the case of a Shelf Registration, upon written request, furnish to any Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)                                     in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Transfer Restricted Securities;

(j)                                    in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(f)(v) hereof (other than as permitted by Section 2(g) hereof), use their respective commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities, such Registration Statement and the related Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company and the Guarantors agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

(k)                                 a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus (other than any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement), provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus (other than any document which is to be incorporated by reference into a Registration Statement or a Prospectus), of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object within two Business Days after receipt thereof, unless the Company believes such Prospectus, amendment or supplement to a Prospectus is required by applicable law;

(l)                                     obtain a CUSIP number for all Exchange Securities or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement;

(m)                             cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their respective commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(n)                                 in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that each such representative, Underwriter, attorney or accountant shall enter into customary confidentiality agreements;

(o)                                 use their respective commercially reasonable efforts to cause the Exchange Securities or Transfer Restricted Securities, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Section 3(a)(62) of the 1934 Act);

(p)                                 if reasonably requested by any Holder of Transfer Restricted Securities covered by a Registration Statement, promptly incorporate in a prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein; and

(q)                                 in the case of a Shelf Registration, enter into such customary agreements, including, but not limited to, an underwriting agreement, and use commercially reasonable efforts to take all such other actions in connection therewith (including those reasonably requested by the Holders of a majority of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Transfer Restricted Securities with respect to the business of the Company, the Guarantors and their respective subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to this clause (q) and to evidence compliance with any customary conditions contained in an underwriting agreement.

In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Transfer Restricted Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted Securities as the Company and the Guarantors may from time to time reasonably request in writing. The Company and the Guarantors shall be entitled to refuse to include for registration the Transfer Restricted Securities held by any Holder who fails to comply with such request and provide the requested information after being given five Business Days notice of such request to the extent such information is required by applicable law to be included in the Shelf Registration Statement, and such Holder shall not be entitled to Additional Interest pursuant to Section 2(f) above.

In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company or any Guarantor of the happening of any event of the kind described in Section 2(g) or Section 3(f)(iii), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until the expiration of the period specified in the notice given pursuant to Section 2(g) hereof or, in the case of an event described in Section 3(f)(iii), (v) or (vi) hereof, such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.  If the Company or any Guarantor shall give any such notice to suspend the disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.  In the case of Section 3(f) hereof, the Company and any Guarantors may collectively give any such notice only twice during any 365-day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365-day period.

The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Holders of a majority of the Transfer Restricted Securities included in such offering. Such Holders shall be responsible for all underwriting commissions and discounts in connection therewith. No Holder of Transfer Restricted Securities may participate in any Underwritten Offering unless such Holder (i) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that the Holders are given five Business Days notice of such requests.

4.         Participation of Broker-Dealers in Exchange Offer.

(a)           The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

(b)                                 In light of the above, notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause 4(b)(ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

(i)    the Company and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(j), for a period exceeding 90 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company or the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii)   the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company and the Guarantors by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial

Purchasers and the Company and the Guarantors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, each of the Company and the Guarantors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. LLC unless it elects not to act as such representative, (y) to pay the reasonable fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “comfort” letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause 4(b)(i) above.

(c)                                  The Initial Purchasers shall have no liability to the Company, the Guarantors or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

5.         Indemnification and Contribution.

(a)           The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, each Holder of Transfer Restricted Securities included in any Registration Statement and each Person, if any, who controls any Initial Purchaser or any such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchasers, any such Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Transfer Restricted Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company and the Guarantors shall have furnished any amendments or supplements thereto) or in any Preliminary Prospectus or “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act (“Issuer FWP”), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the Company and the Guarantors in writing by Morgan Stanley & Co. LLC or any selling Holder expressly for use therein.  In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b)                                 Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchasers and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Company and the Guarantors in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or Issuer FWP.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph 5(a) or paragraph 5(b) above, such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has reasonably concluded (based on the advice of counsel) that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, the Guarantors, their directors, their officers who sign the Registration Statement and each Person, if any, who controls the Company or the Guarantors within the meaning of either such Section and (C) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by Morgan Stanley & Co. LLC.  In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders.  In all other cases, such firm shall be designated by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company, the Guarantors and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Transfer Restricted Securities of such Holder that were registered pursuant to a Registration Statement.

(e)                                  The Company, the Guarantors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 5(d) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph 5(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Transfer Restricted Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. No party shall be liable for contribution except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 5 if such indemnification were available or enforceable under applicable law.

The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, the Guarantors, their officers or directors or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.

6.         Miscellaneous.

(a)                                 No Inconsistent Agreements.  Neither the Company nor the Guarantors has entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or the Guarantors’ other issued and outstanding securities under any such agreements.

(b)                                 Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consent, which may not be unreasonably withheld; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder.

(c)                                  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (i) if to the Company or the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)                                 Successors and Assigns.  (i)  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.  The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)                                  Third Party Beneficiary.  The Holders shall be third party beneficiaries to the agreements made hereunder among the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(f)                                   Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                                  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                                 Governing Law.  This Agreement shall be governed by the laws of the State of New York.

(i)                                     Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Molycorp, Inc.

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

Molycorp Minerals, LLC

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

Molycorp Metals & Alloys, Inc.

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

RCF IV Speedwagon Inc.

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

PP IV Mountain Pass Inc.

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

PP IV Mountain Pass II, Inc.

By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	President and Chief Executive Officer

Confirmed and accepted as of
the date first above written:

MORGAN STANLEY & CO. LLC

CREDIT SUISSE SECURITIES (USA) LLC
as representatives of the Initial Purchasers

By: MORGAN STANLEY & CO. LLC

By:	/s/ Justin Kotzin
	Name:	Justin Kotzin
	Title:	Authorized Signatory

By: CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Paul D. Scherzer
	Name:	Paul D. Scherzer
	Title:	Managing Director